                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)



/X/  Filed by the Registrant
/ /  Filed by a Party other than the Registrant

Check the appropriate box:

/ /  Preliminary Proxy Statement.                     / /  Confidential, for Use of the Commission Only
                                                           (as permitted by Rule 14a-6(e)(2)).

/X/  Definitive Proxy Statement.
/ /  Definitive Additional Materials.
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule14a-12.


                            SCHMITT INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction apples:
                                                                       ---------

     (2) Aggregate number of securities to which transactions applies:
                                                                      ----------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                    ------------

     (4) Proposed maximum aggregate value of transaction:
                                                         -----------------------

     (5) Total fee paid:
                        --------------------------------------------------------

/  /  Fee paid previously with preliminary materials.

/  / Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)    Amount Previously Paid:
                                   ---------------------------------------------

     (2)    Form, Schedule or Registration Statement No.:
                                                         -----------------------

     (3)    Filing Party:
                         -------------------------------------------------------

     (4)    Date Filed:
                       ---------------------------------------------------------

                               Schmitt Letterhead






October 1, 1999



Dear shareholders:

On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of the Shareholders on FRIDAY OCTOBER 29, 1999 AT 3:00 P.M. local time at 2765 NW Nicolai Street, Portland, Oregon 97210. PLEASE NOTE THE CHANGE IN THE MEETING DATE FROM THAT INCLUDED IN THE ANNUAL REPORT.

In addition to the matters described in the Notice of Annual Meeting and Proxy Statement, there will be a report on the progress of the Company and an opportunity to ask questions of general interest to you as a Shareholder.

YOUR VOTE IS VERY IMPORTANT. Therefore, whether or not you plan to attend the meeting in person, please sign and return the enclosed Proxy in the envelope provided. If you attend the meeting and desire to vote in person, you may do so even though you have previously sent your Proxy.

I hope you will be able to join us and we look forward to seeing you.

Sincerely yours,



Wayne A. Case
President and Chief Executive Officer

                            SCHMITT INDUSTRIES, INC.
                            2765 N.W. NICOLAI STREET
                             PORTLAND, OREGON 97210

                     ---------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 29, 1999
                     ---------------------------------------

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SCHMITT INDUSTRIES, INC., an Oregon corporation (the "Company"), will be held on Friday, October 29, 1999 at 3:00 p.m., local time, at 2765 N.W.
Nicolai Street, Portland, Oregon 97210 for the following purposes:

          1. To elect two directors to serve three-year terms and until their successors are elected.

          2. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on September 30, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

         All shareholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                       By Order of the Board of Directors

                       Wayne A. Case
                       PRESIDENT AND CHIEF EXECUTIVE OFFICER
Portland, Oregon
October 1, 1999

--------------------------------------------------------------------------------
                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF REISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
--------------------------------------------------------------------------------

                            SCHMITT INDUSTRIES, INC.
                            2765 N.W. NICOLAI STREET
                             PORTLAND, OREGON 97210
                                 (503) 227-7908

                       -----------------------------------

                                 PROXY STATEMENT
                       -----------------------------------



                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Schmitt Industries, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held Friday, October 29, 1999, at 3:00 p.m., local time, or at any postponement or adjournment thereof (the "Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at 2765 N.W. Nicolai Street, Portland, Oregon 97210 (telephone number (503) 227-7908).

         These proxy solicitation materials are being mailed on or about October 1, 1999 to all shareholders entitled to vote at the Meeting.

RECORD DATE

         Shareholders of record of the Company's Common Stock at the close of business on September 30, 1999 are entitled to notice of, and to vote at, the Meeting. On September 30, 1999, 8,184,889 shares of the Company's Common Stock were issued and outstanding.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

VOTING

         Holders of shares of Common Stock are entitled to one vote per share on all matters. One-third of the shares issued and outstanding as of September 30, 1999 must be present in person or represented by proxy at the Meeting for the transaction of business. Nominees for election of directors are elected by plurality vote of all votes cast at the Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting. Abstentions and broker non-votes are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

SOLICITATION

         The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be specially compensated for such activities. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Proposals of shareholders that are intended to be presented by such shareholders at the Company's 2000 Annual Meeting must be received by the Company no later than June 3, 2000 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.


                              ELECTION OF DIRECTORS

         The Company's Restated Bylaws provide that the Company shall not have less than two nor more than nine directors, with the exact number set by the Board of Directors. The size of the Board of Directors is currently set at seven directors.

         The directors of the Company are divided into three classes. One class of directors is elected each year and the members of such class will hold office for a three-year term and until their successors are duly elected and qualified or until their death, resignation or removal from office. Class 1 directors are David L. Dotlich, David M. Hudson and Dennis T. Pixton, whose terms expire at the 2001 Annual Meeting of Shareholders. Class 2 directors are Trevor Nelson and John A. Rupp, whose terms expire at the 1999 Annual Meeting of Shareholders. Class 3 directors are Maynard E. Brown and Wayne A. Case, whose terms expire at the 2000 Annual Meeting of Shareholders.

         At the Meeting, two Class 2 directors will be elected, each to serve a three-year term until the 2002 Annual Meeting and until their successors are elected and qualified. The nominees for Class 2 directors are Messrs. Nelson and Rupp (the "Nominees"), both of whom are currently members of the Board of Directors of the Company. The persons named on the enclosed proxy (the proxy holders) will vote for election of the Nominees unless you have withheld authority for them to do so on your proxy card. If a Nominee is unable or declines for good cause to serve as a director at the time of the Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable and/or will decline to serve as a director. There is no cumulative voting for election of directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ITS NOMINEES AS DIRECTORS.

         The Company's directors, including the two Nominees, and executive officers are as follows:

         NAME                         AGE                          POSITION
-----------------------------      ---------       -----------------------------------------------

Wayne A. Case(1)(2)                    59            Chairman/President/CEO, Director (Class 3)
David W. Case                          36            Vice President of Operations
Robert C. Thompson                     49            Chief Financial Officer
Linda M. Case                          54            Secretary
Maynard E. Brown(2)                    49            Director (Class 3)
David L. Dotlich                       52            Director (Class 1)
David M. Hudson                        47            Director (Class 1)
Trevor S. Nelson(1)(2)(3)              37            Director (Class 2)
Dennis T. Pixton(1)                    52            Director (Class 1)
John A. Rupp(3)                        59            Director (Class 2)

-----------------------------
(1)      Member of the Audit Committee.
(2)      Member of the Compensation Committee.
(3)      Member of the Option Committee.

NOMINEES

         TREVOR S. NELSON, a director since 1989, resides in British Columbia, Canada. Since 1988, Mr. Nelson has been a financial planner for the Stewart Thomas Financial Group in Penticton, British Columbia. He holds a Bachelor of Commerce degree with an emphasis on accounting management and information systems and is a Chartered Accountant.

         JOHN A. RUPP, a director since 1996, is Vice President of Beauty Management, Inc., which owns and manages beauty salons, and manages his personal investments. Mr. Rupp holds a B.A. in economics from Harvard University.

CONTINUING DIRECTORS

         MAYNARD E. BROWN, a director since 1992, resides in British Columbia, Canada. Since 1993, Mr. Brown has been the senior partner of Brown McCue of Vancouver, British Columbia, a firm specializing in advising publicly held corporations in securities and related matters. Mr. Brown has a Bachelor of Law degree from Dalhousie University in Halifax, Canada.

         WAYNE A. CASE has been President of the Company since 1986, Chief Executive Officer since 1996 and Chairman of the Board since 1997. Mr. Case holds a B.S. degree in Business and Economics from Linfield College and a Master of Business Administration degree from the University of Portland. In addition to overseeing the day-to-day operations of the Company, he is responsible for international marketing operations. Mr. Case is married to Linda M. Case and is the father of David W. Case.

         DAVID L. DOTLICH, a director since 1996, is a member of the faculty of the University of Michigan Business School and of the graduate faculty of the University of Minnesota. He is a consultant to top management of large corporations, including four Fortune 500 companies, specializing in corporate transformation and senior leadership development. Until 1992, he was Executive Vice President of Groupe Bull, a computer manufacturer headquartered in Paris. Mr. Dotlich received a B.A. degree from the University of Illinois, an M.A. degree from the University of Witwaterstand in Johannesburg, South Africa, and a Ph.D. in Organizational Psychology and Management from the University of Minnesota.

         DAVID M. HUDSON, a director since 1996, is founder and President of Coldstream Holdings, Inc. and Coldstream Capital Management, Inc., a privately held registered investment advisory firm which provides advisory services to individuals, institutions, trusts and endowments and advises clients on a variety of corporate finance matters. Mr. Hudson holds a B.S. degree in Mathematics from the University of Oregon where he also pursued post-graduate studies in Economics.

          DENNIS T. PIXTON, a director since 1997, has been President of Michaels of Oregon Co. since 1996. Prior to that he was managing partner of the Portland, Oregon office of Moss Adams LLP. Mr. Pixton holds a B.A. degree in business from the University of Washington and is a Certified Public Accountant.

OTHER EXECUTIVE OFFICERS

         DAVID W. CASE has been Vice President of Operations of the Company since 1996 and before then was Production Manager. Mr. Case holds a Bachelor of Arts degree in Engineering and Business Administration from the University of Oregon. He has been responsible for many of the design features of the SBS Dynamic Balance System. His duties include manufacturing, engineering and quality assurance. Mr. Case is the son of Wayne A.
Case.

         ROBERT C. THOMPSON has been Chief Financial Officer of the Company since January 18, 1999. From 1990 until he joined the Company, he was General Manager and Senior Business Consultant for R.C. Thompson & Associates and then for Meyer-Thompson & Associates; during this period he acted as interim Chief Financial Officer and Chief Executive Officer for clients and consulted regarding various matters including merger and acquisition activities. From 1983 to 1990, Mr. Thompson was Chief Financial Officer for Burns Brothers, Inc., a manufacturer, wholesaler and retailer of truck and automotive products and services operating in 10 states. Mr. Thompson is a Certified Public Accountant and graduated from Washington State University with B.A. degrees in Business and Accounting.

         LINDA M. CASE has been secretary of the Company since 1993 and before then was Office Manager. Her duties include investor relations, office management, purchasing and inventory management. Ms. Case holds a B.A. degree in Sociology and Psychology from Linfield College in McMinnville, Oregon. Ms. Case is married to Wayne A. Case.

BOARD MEETINGS, NOMINATIONS BY SHAREHOLDERS AND COMMITTEES

         The Board of Directors of the Company held one meeting during the fiscal year ended May 31, 1999.

         The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's Restated Bylaws also permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company's Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the meeting was mailed or such public disclosure was made. Public disclosure of the date of the Meeting was made by the issuance of a press release on September 15, 1999. A shareholder's notice of nomination must also set forth certain information specified in Section 2.3.2 of the Company's Restated Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

         The Company's Board of Directors currently has an Audit Committee, a Compensation Committee, and an Option Committee. The Audit Committee recommends engagement of the Company's independent certified public accountants, reviews the scope of the audit, considers comments made by the independent certified public accountants with respect to accounting procedures and internal controls and the consideration given thereto by management, and reviews internal accounting procedures and controls with the Company's financial and accounting staff; the Audit Committee, which currently consists of Wayne A. Case, Trevor Nelson and Dennis T. Pixton, held one meeting in Fiscal 1999. The Compensation Committee reviews executive compensation and establishes executive compensation levels; the Compensation Committee, which currently consists of Messrs. Brown, Case and Nelson, held no meetings in Fiscal 1999. The Option Committee administers the Company's Stock Option Plan and currently consists of Messrs. Nelson and Rupp; during Fiscal 1999, the Option Committee held seven meetings.

         During Fiscal 1999, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board of Directors on which such director served (during the period he served).

DIRECTOR COMPENSATION

         For serving as directors of the Company, each director who is not an employee of the Company ("Outside Director") is paid a $1,000 fee for each Board meeting attended in person ($500 if attended by telephone) and a $500 fee for each Board committee meeting attended in person ($250 if attended by telephone). The Company also reimburses travel and lodging expenses incurred in connection with attending meetings of the Board and its committees. Each newly appointed Outside Director is entitled to receive 5,000 non-qualified stock options pursuant to the terms of the Company's Stock Option Plan. Each Outside Director is entitled to receive 2,500 non-qualified options for each full year of service (or a prorated number of options for service for less than a full year), which options are to be granted immediately after each Annual Meeting of Shareholders.



                             EXECUTIVE COMPENSATION

         The following table sets forth, for each of the three years in the period ended May 31, 1999, amounts of cash and certain other compensation paid by the Company to Wayne A. Case, President and Chief Executive Officer, and David W. Case, Vice President of Operations (the "Named Executives"). No other executive officer was paid salary and bonus in excess of $100,000 in Fiscal 1999.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION
                                    ------------------------------------------------------
                                                                            OTHER ANNUAL         ALL OTHER
               NAME/TITLE             YEAR        SALARY        BONUS       COMPENSATION      COMPENSATION(1)
---------------------------------   -------     ----------   ----------    ---------------   -----------------

 Wayne A. Case                        1999      $ 167,916           --     $ 293,250(2)          $ 5,413
  President/CEO                       1998        159,872           --            --               8,525
                                      1997        138,652     $ 80,000            --               9,363


 David W. Case                        1999      $ 100,698           --     $ 475,090(3)          $ 6,450
  Vice President of                   1998        101,430           --            --               8,945
   Operations                         1997         82,318           --            --               7,026

-------------------
(1) During each period, "All Other Compensation" included an allocation for automobile use benefits and 401(k) and group insurance benefits, which are standardized and equal for all salaried officers.

(2) Includes earnings from the exercise of 293,250 options at $2.00 per share.

(3) Includes earnings from the exercise of 192,500 options at $1.47 per share.

                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table provides information with respect to the Named Executives concerning their exercise of stock options during the fiscal year ended May 31, 1999 and the value of unexercised options held as of May 31, 1999.

                            SHARES        VALUE             NUMBER OF SHARES             VALUE OF UNEXERCISED IN-
                           ACQUIRED      REALIZED        UNDERLYING UNEXERCISED          THE-MONEY OPTIONS AT FY-
                              ON                            OPTIONS AT FY-END                      END
   NAME                    EXERCISE
-------------------------------------------------------------------------------------------------------------------
                                                      EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------
   Wayne A. Case           293,250     $ 293,250(1)        --              --              --              --

   David W. Case           192,500       475,090(2)        --              --              --              --

-------------------
          (1) Amount reflected is based upon the market value of the Common Stock as of the date of exercise ($3.00) minus the exercise price ($2.00) of the options, multiplied by the number of shares underlying the options.

         (2) Amount reflected is based upon the market value of the Common Stock as of the date of exercise ($3.938) minus the exercise price ($1.47) of the options, multiplied by the number of shares underlying the options.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

EXECUTIVE COMPENSATION PHILOSOPHY

         The Compensation Committee of the Board of Directors, composed of Maynard E. Brown, Wayne A. Case and Trevor Nelson, is responsible for setting and administering the policies and programs that govern compensation for the executive officers of the Company. The Board of Directors' Option Committee ("Option Committee"), composed of Trevor Nelson and John A. Rupp, administers the Company's Stock Option Plan (the "Option Plan"). The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between compensation and corporate performance, while at the same time attracting, motivating and retaining executive officers and other key employees.

         The key components of the Company's compensation program are base salary, bonuses and potential long-term compensation through stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interests with those of shareholders. The Compensation Committee reviews executive compensation on an annual basis, or more often if necessary, and determines, subject to the Board's approval, base salary for executive officers. The Option Committee makes all decisions with respect to stock option grants.

EQUITY PARTICIPATION

         The Company uses stock options granted under its Option Plan both to reward past performance and to motivate future performance, especially long-term performance. The Compensation Committee believes that through the use of stock options, executive interests are directly tied to enhancing shareholder value. Stock options under the Option Plan have a term of 10 years and generally vest 25% per year, beginning on the first anniversary date of the grant. Under the Option Plan a maximum of 800,000 shares of the Company's Common Stock may be issued.

         The stock options provide value to the recipients only when the market price of the Company's Common Stock increases above the option grant price and only as the shares vest and become exercisable. While option grants under the Option Plan are made by the Option Committee, the Compensation Committee considers these grants in making its cash compensation decisions.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The Chief Executive Officer's compensation is set using the Compensation Committee's general philosophy as described above. In Fiscal 1999, Wayne A. Case received a base salary of $ 167,916, no performance bonus, and no stock option grants.



-----------------------
* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the four other most highly compensated executive officers, unless such compensation meets certain exceptions to the general rule. Compensation paid by the Company to each of its executive officers in 1998 was well below $1 million, and therefore Section 162(m) did not affect the tax deductions available to the Company. The Committee will continue to monitor the applicability of the section to the Company's compensation programs and will determine at a later date what actions, if any, the Company should take to qualify for available tax deductions.

                             COMPENSATION COMMITTEE

                                Maynard E. Brown
                                  Wayne A. Case
                                  Trevor Nelson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Maynard E. Brown, Wayne A. Case and Trevor Nelson. Mr. Case is President and Chief Executive Officer of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.


                             PRINCIPAL SHAREHOLDERS

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of July 15, 1999 by (i) each person who is known to the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each of the Company's directors, (iii) the Named Executives and (iv) all current directors and executive officers as a group.

                                                                              SHARES BENEFICIALLY OWNED(1)
                                                                       ------------------------------------------
        DIRECTORS, NAMED EXECUTIVES
        AND 5% SHAREHOLDERS                                                   NUMBER                  PERCENT
        ------------------------------------------------------------   --------------------       ---------------

        Wayne A. Case(2)                                                     2,141,157(3)             26.2%
        Linda M. Case(2)                                                         1,000(4)                 *
        David W. Case                                                          376,776(5)              4.6%
        Maynard E. Brown                                                         1,250(6)                 *
        David L. Dotlich                                                        15,750(7)                 *
        David M. Hudson                                                         78,000(8)                 *
        Trevor S. Nelson                                                         1,250(6)                 *
        Dennis T. Pixton                                                         1,250(6)                 *
        John A. Rupp                                                           212,450(7)              2.6%
        All directors and executive officers                                 2,829,483(9)             34.6%
           as a group (ten persons)

------------------------------------

         *        Less than 1%.

         (1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

         (2) The address of the shareholder is care of Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

         (3) Consists of 2,141,157 shares held by Wayne A. Case as co-trustee of the Wayne A. Case Family Trust with respect to which Wayne A. Case and his wife, Linda M. Case, as co-trustees, have sole voting and investment power.


         (4) Consists of 1,000 shares held by Linda M. Case, as co-trustee of the Linda M. Case Family Trust with respect to which Linda M. Case and her husband, Wayne A. Case, as co-trustees, have sole voting and investment power.

         (5) Includes 192,500 shares held as trustee of the David W. Case Family Trust with respect to which David W. Case has sole voting and investment power.

         (6) Consists of shares subject to options that are currently exercisable.

         (7) Includes 1,250 shares subject to options that are currently exercisable.

         (8) Includes 76,750 shares held by a partnership, the general partner of which is Coldstream Capital Management, Inc. of which Mr. Hudson is president and a shareholder. Also includes 1,250 shares subject to options that are currently exercisable.

         (9) Includes 7,500 shares subject to options that are currently exercisable.



                                PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its common stock with the cumulative total return for the period from May 31, 1994 through May 31, 1999 of
(i) the Total Return Index of Nasdaq Stock Market--U.S. and (ii) the Pacific Stock Exchange ("PSE") Technology Index. The PSE Technology Index represents 100 listed and over-the-counter technology stocks from 15 industries. The graph assumes that on May 31, 1994, $100 was invested in the Common Stock of the Company and in each of the comparative indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                                     [GRAPH]

                                         5/31/94     05/31/95     05/31/96     05/31/97      05/31/98      05/31/99
                                       -------------------------------------------------------------------------------
SCHMITT INDUSTRIES, INC...........        $100.00     $100.00      $563.16     $373.68        $373.68       $126.32
NASDAQ - US.......................         100.00      119.03       173.00      194.93         247.28        347.47
PSE TECHNOLOGY INDEX..............         100.00      139.16       199.05      238.98         282.02        451.59

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Under the securities laws of the United States, the Company's directors, its officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership to the Securities and Exchange Commission ("SEC"). Specific filing deadlines of these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended May 31, 1999. To the best of the Company's knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.

                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy intend to vote the shares they represent as the Board of Directors may recommend.

                             ADDITIONAL INFORMATION

         A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended May 31, 1999 is available without charge upon written request to: Corporate Secretary, Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

                            By Order of the Board of Directors

                            Wayne A. Case
                            PRESIDENT AND CHIEF EXECUTIVE OFFICER

Portland, Oregon
October 1, 1999

                            SCHMITT INDUSTRIES, INC.
                            2765 N.W. NICOLAI STREET
                             PORTLAND, OREGON 97210
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF THE SHAREHOLDERS, OCTOBER 29, 1999

The undersigned hereby appoints Wayne A. Case and Robert C. Thompson, or each of them, as proxies, each with power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of the Shareholders of the Company to be held on October 29, 1999, and at any adjournment thereof, upon matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as follows:

1.   Election of the following nominees for directors: TREVOR S. NELSON AND JOHN
     A. RUPP

                (THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR")

      / / FOR all nominees listed above        / / WITHHOLD AUTHORITY to vote for all nominees listed above

INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned holder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                    ------------------------------------------
                                    Signature

                                    ------------------------------------------
                                    Signature if held jointly
                                    Dated:                       , 1999
                                          -----------------------

                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE